Exhibit 32.1

Certification pursuant to 18 U.S.C. Section 1350

As adopted by Section 906 of the Sarbanes-Oxley Act of 2002

          In connection with the Annual Report of First Citizens Financial Corporation (the "Company") on Form 10-KSB for the period ended December 31, 2006 (the "Report"), I, Charles M. Buckner, President and Chief Executive Officer of the Company and I, W. Bryan Hendrix, Senior Vice President and Chief Financial Officer of the Company, each certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

  To my knowledge, the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/S/ W. Bryan Hendrix W. Bryan Hendrix, Senior Vice President and Chief Financial Officer	/S/ Charles M. Buckner Charles M. Buckner, President and Chief Executive Officer
Date: April 13, 2007.	Date: April 13, 2007.